BroadSoft Reports Third Quarter 2013 Financial Results

GAITHERSBURG, MD -- (Marketwired - November 04, 2013) - BroadSoft, Inc. (NASDAQ: BSFT), the leading global provider of Internet protocol-based, or IP-based, communications services to the telecommunications industry, today announced financial results for the quarter ended September 30, 2013.

Financial Highlights for the Third Quarter of 2013

  Total revenue increased 7% year-over-year to $42.9 million

  GAAP gross profit was 75% of total revenue; non-GAAP gross profit was 81% of total revenue

  GAAP loss from operations totaled $3.0 million; non-GAAP income from operations totaled $9.0 million, or 21% of revenue

  GAAP basic and diluted EPS was $(0.14) per common share; non-GAAP diluted EPS was $0.29 per common share

Results for the three months ended September 30, 2013

Total revenue rose to $42.9 million in the third quarter of 2013, an increase of 7% compared to $40.2 million in the third quarter of 2012.

Net loss for the third quarter of 2013 was $4.1 million, or $0.14 per basic and diluted common share, compared to net income of $3.1 million, or $0.11 per diluted common share, in the third quarter of 2012.

On a non-GAAP basis, net income in the third quarter of 2013 was $8.4 million, or $0.29 per diluted common share, compared to non-GAAP net income of $10.0 million, or $0.36 per diluted common share, in the third quarter of 2012. A reconciliation of non-GAAP and GAAP results is included in the financial tables below.

Results for the nine months ended September 30, 2013

Total revenue was $126.5 million for the first nine months of 2013, compared to $119.0 million for the first nine months of 2012, reflecting year-over-year growth of 6%.

Net loss for the first nine months of 2013 was $9.4 million, or $0.33 per basic and diluted common share, compared to net income of $7.2 million, or $0.25 per diluted common share, for the first nine months of 2012.

On a non-GAAP basis, net income for the first nine months of 2013 was $22.7 million or $0.78 per diluted common share, compared to non-GAAP net income of $27.5 million, or $0.97 per diluted common share, for the first nine months of 2012. A reconciliation of non-GAAP and GAAP results is included in the financial tables below.

Management Commentary

"We continue to successfully execute against our strategic initiatives, as evidenced by the recent signings of our first Voice over LTE wins," said Michael Tessler, president and chief executive officer, BroadSoft. "We also recently announced new service capabilities at our annual users' conference, BroadSoft Connections, which enable our customers to deliver unique, productivity enhancing Unified Communications offers. Our live demonstrations at the event leveraged these technologies, including WebRTC and the integration of our communication services with other business applications, such as Google's Chrome for Business. Our customers recognized the benefits that enterprises will experience when using these new capabilities which led to strategic discussions on how we can best help them accelerate the adoption of these services."

"We believe our longer-term outlook remains positive although we have some short-term concerns about the service provider spending environment in the fourth quarter," said Jim Tholen, chief financial officer, BroadSoft. "We continue to believe that we are very well-positioned to take advantage of the secular trend of enterprise communications moving to the cloud. I'm pleased by the strong cash flow we were able to generate in the quarter and by the closing of the Hipcom acquisition, which is central to our plans for the expansion of Cloud PBX services into Europe."

Guidance

For the fourth quarter of 2013, BroadSoft anticipates revenue of $47 to $53 million. The Company also expects to achieve earnings on a non-GAAP basis of $0.34 to $0.49 per diluted common share.

For the full year 2013, BroadSoft expects revenue of $173.5 to $179.5 million. The Company anticipates full year 2013 earnings on a non-GAAP basis of $1.13 to $1.28 per diluted common share.

Conference Call

BroadSoft will discuss its third quarter 2013 results and its business outlook today via teleconference at 5:00 p.m. Eastern Time. To participate in the teleconference, callers can dial the toll free number 1-877-312-5517 (U.S. callers only) or 1-760-666-3772 (from outside the U.S.). The conference call can also be heard live via audio webcast at http://investors.broadsoft.com/events.cfm. To help ensure the conference begins on time, please dial in or connect via the web five minutes prior to the scheduled start time.

For those unable to participate in the live call, a recording will be available shortly after the conclusion of the call at http://investors.broadsoft.com/events.cfm and will remain available until immediately prior to our next earnings call.

BroadSoft has provided in this release, and will provide on this afternoon's teleconference, financial information that has not been prepared in accordance with generally accepted accounting principles, or GAAP. BroadSoft uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating BroadSoft's ongoing operational performance. BroadSoft's management regularly uses these non-GAAP financial measures to understand and manage its business and believes these non-GAAP financial measures provide meaningful supplemental information regarding the Company's performance by excluding certain non-cash expenses, and may include additional adjustments for items that are infrequent in nature. BroadSoft believes the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing its financial results with other companies in BroadSoft's industry, many of which present similar non-GAAP financial measures to investors. A reconciliation of the non-GAAP financial measures included in this release and to be discussed on this afternoon's teleconference to the most directly comparable GAAP financial measures is set forth below.

Non-GAAP financial measures:

Non-GAAP net income and net income per share. BroadSoft defines non-GAAP net income as net income plus stock-based compensation expense, amortization expense for acquired intangible assets, non-cash interest expense on the Company's convertible notes, and excluding the net effect of any non-cash tax expense or benefit. BroadSoft defines non-GAAP income per share as non-GAAP net income divided by the weighted average shares outstanding. BroadSoft considers these non-GAAP financial measures to be useful metrics for management and investors because they exclude the effect of certain non-cash expenses so management and investors can compare BroadSoft's core business operating results over multiple periods.

Non-GAAP gross profit, license gross profit, subscription and maintenance support gross profit, and professional services and other gross profit. BroadSoft defines non-GAAP gross profit as gross profit plus stock-based compensation expense and amortization expense for acquired intangible assets. BroadSoft considers non-GAAP gross profit to be a useful metric for management and our investors because it excludes the effect of certain non-cash expenses so management and its investors can compare BroadSoft's sales margins over multiple periods. Where BroadSoft provides further breakdown of non-GAAP gross profit between license, subscription and maintenance support and professional services and other, the Company adds back the stock-based compensation expense and amortization expense, as applicable, to the related gross profit.

Non-GAAP license cost of revenue, subscription and maintenance support cost of revenue, and professional services and other cost of revenue. BroadSoft defines non-GAAP cost of revenue as cost of revenue less stock-based compensation expense and amortization expense for acquired intangible assets. BroadSoft considers non-GAAP cost of revenue to be a useful metric for management and our investors because it excludes the effect of certain non-cash expenses so management and its investors can compare BroadSoft's cost of revenue over multiple periods. Where BroadSoft provides further breakdown of non-GAAP cost of revenue between license, subscription and maintenance support and professional services and other, the Company subtracts the stock-based compensation expense and amortization expense, as applicable, to the related cost of revenue.

Non-GAAP income from operations. BroadSoft defines non-GAAP income from operations as income from operations plus stock-based compensation expense and amortization expense for acquired intangible assets. BroadSoft considers non-GAAP income from operations to be a useful metric for management and investors because it excludes the effect of certain non-cash expenses so management and investors can compare BroadSoft's core business operating results over multiple periods. Where BroadSoft provides further breakdown of non-GAAP operating expenses for sales and marketing, research and development and general and administrative, the Company deducts stock-based compensation expense included in the applicable expense item.

Billings. BroadSoft defines billings as revenue plus the net change in our deferred revenue balance for a particular period. BroadSoft believes that billings is a key measure of our business activity.

With respect to our expectations under "Guidance" above, reconciliation of non-GAAP earnings per share guidance to the closest corresponding GAAP measure is not available without unreasonable efforts on a forward-looking basis due to the high variability, complexity and low visibility with respect to the charges excluded from these non-GAAP measures, in particular, the measures and effects of non-cash income taxes, which are extremely difficult to project as a result of our tax status in a number of foreign jurisdictions, and stock-based compensation expense specific to equity compensation awards that are directly impacted by unpredictable fluctuations in our stock price. We expect the variability of the above charges to have a significant, and potentially unpredictable, impact on our future GAAP financial results.

The presentation of non-GAAP net income, non-GAAP net income per share, non-GAAP gross margin, non-GAAP income from operations, billings and other non-GAAP financial measures in this release and on this afternoon's teleconference is not meant to be a substitute for "net income," "net income per share," "gross margin," "income from operations" or other financial measures presented in accordance with GAAP, but rather should be evaluated in conjunction with such data. BroadSoft's definition of "non-GAAP net income," "non-GAAP net income per share," "non-GAAP gross margin," "non-GAAP income from operations," "billings" and other non-GAAP financial measures may differ from similarly titled non-GAAP measures used by other companies and may differ from period to period. In reporting non-GAAP measures in the future, management may make other adjustments for expenses and gains it does not consider reflective of core operating performance in a particular period and may modify "non-GAAP net income," "non-GAAP net income per share," "non-GAAP gross margin," "non-GAAP income from operations," "billings" and such other non-GAAP measures by excluding these expenses and gains.

Forward-Looking Statements

This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by their use of terms and phrases such as "anticipate," "expect," "will," "believe," "continue" and other similar terms and phrases, and such forward-looking statements include, but are not limited to, the statements regarding the Company's future financial performance set forth under the heading "Guidance." The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated by these forward-looking statements, including, but not limited to: the Company's dependence on the success of BroadWorks® and on its service provider customers to sell services using its applications; the Company's dependence in large part on service providers' continued deployment of, and investment in, their IP-based networks; claims that the Company infringes the intellectual property rights of others; the Company's ability to integrate and achieve the expected benefits from its recent acquisitions; and the Company's ability to expand its product offerings, as well as those factors contained in the "Risk Factors" sections of the Company's Form 10-K for the year ended December 31, 2012 filed with the SEC on February 27, 2013, and in the Company's other filings with the SEC. All information in this release is as of November 4, 2013. Except as required by law, the Company undertakes no obligation to update publicly any forward-looking statement made herein for any reason to conform the statement to actual results or changes in the Company's expectations.

About BroadSoft

BroadSoft is the leading provider of software and services that enable mobile, fixed-line and cable service providers to offer Unified Communications over their Internet Protocol networks. The Company's core communications platform enables the delivery of a range of enterprise and consumer calling, messaging and collaboration communication services, including private branch exchanges, video calling, text messaging and converged mobile and fixed-line services.

Financial Statements

The financial statements set forth below are not the complete set of the Company's financial statements for the quarter and are presented below without footnotes. Readers are encouraged to obtain and carefully review BroadSoft's Quarterly Report on Form 10-Q for the quarter ended September 30, 2013, including all financial statements contained therein and the footnotes thereto, when it is filed with the SEC. Once filed with the SEC, the Form 10-Q may be retrieved from the SEC's website at www.sec.gov or from BroadSoft's website at www.broadsoft.com.

                               BroadSoft, Inc.
                    Condensed Consolidated Balance Sheets
                                 (unaudited)

                                               September 30,   December 31,
                                                    2013           2012
                                               -------------  -------------
                                                 (in thousands, except per
                                                        share data)
Assets:
Current assets:
  Cash and cash equivalents                    $      79,056  $      90,545
  Short-term investments                              78,604         73,075
  Accounts receivable, net of allowance for
   doubtful accounts of $150 and $139 at
   September 30, 2013 and December 31, 2012,
   respectively                                       44,936         48,980
  Deferred tax assets                                  5,110          3,732
  Other current assets                                10,829         10,796
                                               -------------  -------------
    Total current assets                             218,535        227,128
                                               -------------  -------------
Long-term assets:
  Property and equipment, net                          9,097          7,361
  Long-term investments                               30,834         30,102
  Restricted cash                                        582            584
  Intangible assets, net                              16,826         11,247
  Goodwill                                            59,450         37,529
  Other long-term assets                              19,459         12,955
                                               -------------  -------------
    Total long-term assets                           136,248         99,778
                                               -------------  -------------
      Total assets                             $     354,783  $     326,906
                                               =============  =============
Liabilities and stockholders' equity:
Current liabilities:
  Accounts payable and accrued expenses        $      15,518  $      15,686
  Notes payable and bank loans, current
   portion                                                 -            555
  Deferred revenue, current portion                   52,214         49,368
                                               -------------  -------------
    Total current liabilities                         67,732         65,609
Convertible senior notes                              90,234         86,451
Notes payable and bank loans                               -            414
Deferred revenue                                       5,472         11,781
Other long-term liabilities                            2,584          1,416
                                               -------------  -------------
    Total liabilities                                166,022        165,671
                                               -------------  -------------
Commitments and contingencies
Stockholders' equity:
  Preferred stock, $0.01 par value per share;
   5,000,000 shares authorized at September
   30, 2013 and December 31, 2012; no shares
   issued and outstanding at September 30,
   2013 and December 31, 2012                              -              -
  Common stock, par value $0.01 per share;
   100,000,000 shares authorized at September
   30, 2013 and December 31, 2012; 28,228,879
   and 27,913,471 shares issued and
   outstanding at September 30, 2013 and
   December 31, 2012, respectively                       282            279
  Additional paid-in capital                         244,201        208,073
  Accumulated other comprehensive loss                (2,227)        (3,008)
  Accumulated deficit                                (53,495)       (44,109)
                                               -------------  -------------
Total stockholders' equity                           188,761        161,235
                                               -------------  -------------
Total liabilities and stockholders' equity     $     354,783  $     326,906
                                               =============  =============

                               BroadSoft, Inc.
               Condensed Consolidated Statements of Operations
                                 (Unaudited)

                                  Three Months Ended     Nine Months Ended
                                     September 30,         September 30,
                                 --------------------  --------------------
                                    2013       2012       2013       2012
                                 ---------  ---------  ---------  ---------
                                    (In thousands, except per share data)
Revenue:
  License software               $  21,518  $  21,554  $  67,059  $  65,320
  Subscription and maintenance
   support                          17,694     15,375     49,185     41,542
  Professional services and
   other                             3,688      3,245     10,290     12,171
                                 ---------  ---------  ---------  ---------
    Total revenue                   42,900     40,174    126,534    119,033

Cost of revenue:
  License software                   2,257      2,030      6,836      6,904
  Subscription and maintenance
   support                           5,622      3,667     15,015     10,512
  Professional services and
   other                             2,656      2,028      8,221      6,702
                                 ---------  ---------  ---------  ---------
    Total cost of revenue           10,535      7,725     30,072     24,118
                                 ---------  ---------  ---------  ---------

    Gross profit                    32,365     32,449     96,462     94,915

Operating expenses:
  Sales and marketing               15,117     11,396     44,382     34,076
  Research and development          11,858      8,876     37,161     26,483
  General and administrative         8,379      5,701     23,976     17,395
                                 ---------  ---------  ---------  ---------
    Total operating expenses        35,354     25,973    105,519     77,954
                                 ---------  ---------  ---------  ---------

(Loss) Income from operations       (2,989)     6,476     (9,057)    16,961

Other expense (income):
  Interest income                     (112)      (110)      (343)      (347)
  Interest expense                   1,926      1,737      5,532      5,156
                                 ---------  ---------  ---------  ---------
      Total other expense, net       1,814      1,627      5,189      4,809
                                 ---------  ---------  ---------  ---------
(Loss) Income before income
 taxes                              (4,803)     4,849    (14,246)    12,152
  (Benefit from) provision for
   income taxes                       (749)     1,709     (4,860)     4,955
                                 ---------  ---------  ---------  ---------
Net (loss) income                $  (4,054) $   3,140  $  (9,386) $   7,197
                                 =========  =========  =========  =========

Net (loss) income per common
 share:
  Basic                          $   (0.14) $    0.11  $   (0.33) $    0.26
  Diluted                        $   (0.14) $    0.11  $   (0.33) $    0.25

Weighted average common shares
 outstanding:
  Basic                             28,160     27,673     28,063     27,487
  Diluted                           28,160     28,385     28,063     28,293

Stock-based compensation expense
 included above:
  Cost of revenue                $   1,290  $     385  $   3,556  $   1,276
  Sales and marketing                3,847      1,317     10,404      3,845
  Research and development           3,371      1,040      9,858      2,940
  General and administrative         2,457        584      6,904      2,237

                               BroadSoft, Inc.
                 Summary of Consolidated Cash Flow Activity
                                 (Unaudited)

                                                      Nine Months Ended
                                                        September 30,
                                                 --------------------------
                                                     2013          2012
                                                 ------------  ------------
                                                       (In thousands)

Net cash provided by operating activities              22,319        17,928
Net cash used in investing activities                 (38,148)      (19,778)
Net cash provided by (used in) financing
 activities                                             4,440          (142)

                               BroadSoft, Inc.
                                  Billings
                                 (Unaudited)

                                   Three Months Ended    Nine Months Ended
                                      September 30,        September 30,
                                  -------------------- --------------------
                                     2013       2012      2013       2012
                                  ---------  --------- ---------  ---------

Beginning of period deferred
 revenue balance                  $  60,966  $  48,794 $  61,149  $  57,136
End of period deferred revenue
 balance                             57,686     54,041    57,686     54,041
                                  ---------  --------- ---------  ---------
  (Decrease) increase in deferred
   revenue                           (3,280)     5,247    (3,463)    (3,095)
Revenue                              42,900     40,174   126,534    119,033
                                  ---------  --------- ---------  ---------
  Revenue plus net change in
   deferred revenue               $  39,620  $  45,421 $ 123,071  $ 115,938
                                  =========  ========= =========  =========

                               BroadSoft, Inc.
                              Software Billings
                                 (Unaudited)

                                                     Three Months Ended
                                                        September 30,
                                                ----------------------------
                                                     2013           2012
                                                -------------  -------------

Beginning of period deferred license software
 revenue balance                                $      17,258  $      12,933
End of period deferred license software revenue
 balance                                               14,515         18,447
                                                -------------  -------------
  (Decrease) increase in deferred license
   software revenue                                    (2,743)         5,514
License software revenue                               21,518         21,554
                                                -------------  -------------
  License software revenue plus net change in
   deferred revenue                             $      18,775  $      27,068
                                                =============  =============

                               BroadSoft, Inc.
                Reconciliation of Non-GAAP Financial Measures
                                 (Unaudited)

                                 Three Months Ended     Nine Months Ended
                                   September 30,          September 30,
                               ---------------------  ---------------------
                                  2013        2012       2013        2012
                               ---------   ---------  ---------   ---------
                                              (In thousands)
Non-GAAP gross profit:
GAAP gross profit              $  32,365   $  32,449  $  96,462   $  94,915
  (percent of total revenue)          75%         81%        76%         80%
Plus:
  Stock-based compensation
   expense                         1,290         385      3,556       1,276
  Amortization of acquired
   intangible assets               1,049         730      2,645       1,846
                               ---------   ---------  ---------   ---------
Non-GAAP gross profit          $  34,704   $  33,564  $ 102,663   $  98,037
                               =========   =========  =========   =========
  (percent of total revenue)          81%         84%        81%         82%

GAAP license gross profit      $  19,261   $  19,524  $  60,223   $  58,416
  (percent of related revenue)        90%         91%        90%         89%
Plus:
  Stock-based compensation
   expense                           279         113        833         428
  Amortization of acquired
   intangible assets                 207         214        628         694
                               ---------   ---------  ---------   ---------
Non-GAAP license gross profit  $  19,747   $  19,851  $  61,684   $  59,538
                               =========   =========  =========   =========
  (percent of related revenue)        92%         92%        92%         91%

GAAP subscription and
 maintenance support gross
 profit                        $  12,072   $  11,708  $  34,170   $  31,030
  (percent of related revenue)        68%         76%        69%         75%
Plus:
  Stock-based compensation
   expense                           717         170      1,914         523
  Amortization of acquired
   intangible assets                 842         515      2,017       1,152
                               ---------   ---------  ---------   ---------
Non-GAAP subscription and
 maintenance support gross
 profit                        $  13,631   $  12,393  $  38,101   $  32,705
                               =========   =========  =========   =========
  (percent of related revenue)        77%         81%        77%         79%

GAAP professional services and
 other gross profit            $   1,032   $   1,217  $   2,069   $   5,469
  (percent of related revenue)        28%         38%        20%         45%
Plus:
  Stock-based compensation
   expense                           294         102        809         324
                               ---------   ---------  ---------   ---------
Non-GAAP professional services
 and other gross profit        $   1,326   $   1,319  $   2,878   $   5,793
                               =========   =========  =========   =========
  (percent of related revenue)        36%         41%        28%         48%

                               BroadSoft, Inc.
          Reconciliation of Non-GAAP Financial Measures (continued)
                                 (Unaudited)

                                 Three Months Ended     Nine Months Ended
                                   September 30,          September 30,
                                  2013        2012       2013        2012
                               ---------   ---------  ---------   ---------
                                              (In thousands)
Non-GAAP income from
 operations:
GAAP (loss) income from
 operations                    $  (2,989)  $   6,476  $  (9,057)  $  16,961
  (percent of total revenue)          (7)%        16%        (7)%        14%
Plus:
  Stock-based compensation
   expense                        10,965       3,326     30,722      10,298
  Amortization of acquired
   intangible assets               1,049         730      2,645       1,846
                               ---------   ---------  ---------   ---------
Non-GAAP income from
 operations                    $   9,025   $  10,532  $  24,310   $  29,105
                               =========   =========  =========   =========
  (percent of total revenue)          21%         26%        19%         24%

GAAP operating expense         $  35,354   $  25,973  $ 105,519   $  77,954
Less:
  Stock-based compensation
   expense                         9,675       2,941     27,166       9,022
                               ---------   ---------  ---------   ---------
Non-GAAP operating expense     $  25,679   $  23,032  $  78,353   $  68,932
                               =========   =========  =========   =========
  (as percent of total
   revenue)                           60%         57%        62%         58%

GAAP sales and marketing
 expense                       $  15,117   $  11,396  $  44,382   $  34,076
Less:
  Stock-based compensation
   expense                         3,847       1,317     10,404       3,845
                               ---------   ---------  ---------   ---------
Non-GAAP sales and marketing
 expense                       $  11,270   $  10,079  $  33,978   $  30,231
                               =========   =========  =========   =========
  (as percent of total
   revenue)                           26%         25%        27%         25%

GAAP research and development
 expense                       $  11,858   $   8,876  $  37,161   $  26,483
Less:
  Stock-based compensation
   expense                         3,371       1,040      9,858       2,940
                               ---------   ---------  ---------   ---------
Non-GAAP research and
 development expense           $   8,487   $   7,836  $  27,303   $  23,543
                               =========   =========  =========   =========
  (as percent of total
   revenue)                           20%         20%        22%         20%

GAAP general and
 administrative expense        $   8,379   $   5,701  $  23,976   $  17,395
Less:
  Stock-based compensation
   expense                         2,457         584      6,904       2,237
                               ---------   ---------  ---------   ---------
Non-GAAP general and
 administrative expense        $   5,922   $   5,117  $  17,072   $  15,158
                               =========   =========  =========   =========
  (as percent of total
   revenue)                           14%         13%        13%         13%

                               BroadSoft, Inc.
          Reconciliation of Non-GAAP Financial Measures (continued)
                                 (Unaudited)

                                 Three Months Ended     Nine Months Ended
                                   September 30,          September 30,
                                  2013        2012       2013        2012
                               ---------   ---------  ---------   ---------
                                   (In thousands, except per share data)
Non-GAAP net income and income
 per share:
GAAP net (loss) income         $  (4,054)  $   3,140  $  (9,386)  $   7,197
  (as percent of total
   revenue)                           (9)%         8%        (7)%         6%
Adjusted for:
  Stock-based compensation
   expense                        10,965       3,326     30,722      10,298
  Amortization of acquired
   intangible assets               1,049         730      2,645       1,846
  Non-cash interest expense on
   our convertible notes (FN8)     1,382       1,287      4,088       3,801
  Non-cash tax (benefit)
   provision                        (921)      1,505     (5,324)      4,393
                               ---------   ---------  ---------   ---------
Non-GAAP net income            $   8,421   $   9,988  $  22,745   $  27,535
                               =========   =========  =========   =========
  (as percent of total
   revenue)                           20%         25%        18%         23%

GAAP net (loss) income per
 basic common share            $   (0.14)  $    0.11  $   (0.33)  $    0.26
Adjusted for:
  Stock-based compensation
   expense                          0.39        0.12       1.09        0.37
  Amortization of acquired
   intangible assets                0.04        0.03       0.09        0.07
  Non-cash interest expense on
   our convertible notes            0.05        0.05       0.15        0.13
  Non-cash tax (benefit)
   provision                       (0.03)       0.05      (0.19)       0.16
                               ---------   ---------  ---------   ---------
Non-GAAP net income per basic
 common share                  $    0.31   $    0.36  $    0.81   $    0.99
                               =========   =========  =========   =========

GAAP net (loss) income per
 diluted common share          $   (0.14)  $    0.11  $   (0.33)  $    0.25

Adjusted for:
  Stock-based compensation
   expense                          0.37        0.12       1.06        0.36
  Amortization of acquired
   intangible assets                0.04        0.03       0.09        0.07
  Non-cash interest expense on
   our convertible notes            0.05        0.05       0.14        0.13
  Non-cash tax (benefit)
   provision                       (0.03)       0.05      (0.18)       0.16
                               ---------   ---------  ---------   ---------
Non-GAAP net income per
 diluted common share *        $    0.29   $    0.36  $    0.78   $    0.97
                               =========   =========  =========   =========

* For the quarter and the nine-month period ended September 30 2013, the diluted non-GAAP earnings per share calculation included the dilutive effect of stock-based awards on the weighted average common shares outstanding. Total shares outstanding for the non-GAAP diluted earnings per share calculation was 29,242 thousand for the third quarter of 2013 and 28,905 thousand for the first nine months of 2013.

BSFT-F

Contact Information

For further information contact:

Investor Relations:
John Kiang, CFA
+1-240-720-0625
jkiang@broadsoft.com

Industry Analyst / Media Relations:
Brian Lustig
+1-301-775-6203
brian@bluetext.com